SUMMARY PROSPECTUS

FRANKLIN U.S. LARGE CAP MULTIFACTOR INDEX ETF (FORMERLY, FRANKLIN LIBERTYQ U.S. EQUITY ETF)

Franklin Templeton ETF Trust
August 1, 2022 as amended September 8, 2022

Ticker:	Exchange:
FLQL	Bats BZX Exchange, Inc

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated August 1, 2022, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

FLQL	Franklin U.S. Large Cap Multifactor Index ETF

Investment Goal

To seek to provide investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ U.S. Large Cap Equity Index (the U.S. Large Cap Underlying Index).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. You may also incur other fees, such as usual and customary brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example that follows.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	None
Total annual Fund operating expenses	0.15%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68.37% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the U.S. Large Cap Underlying Index. The U.S. Large Cap Underlying Index is a systematic, rules-based proprietary index maintained and calculated by FTSE Russell. The U.S. Large Cap Underlying Index is based on the Russell 1000® Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. The Russell 1000® Index is a subset of the Russell 3000® Index and is designed to measure the performance of large capitalization stocks in the United States. It includes approximately 1,000 of the largest issuers based on a combination of their market cap and current index membership. As of May 31, 2022, the Russell 1000® Index represented approximately 94% of the total market capitalization of the Russell 3000® Index.

The U.S. Large Cap Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the Russell 1000® Index over the long term by applying a multi-factor selection process, which is designed to select equity securities from the Russell 1000®

Index that have favorable exposure to three investment style factors – quality, value and momentum. The “quality” factor incorporates measurements such as return on equity, earnings variability, cash return on assets, return on assets, operating cash flow to sales, gross profits to assets and leverage. The “value” factor incorporates measurements such as price to book value, dividend yield, earnings yield, forward earnings yield, and EBITDA to enterprise value. The “momentum” factor incorporates measurements such as 6-month risk adjusted price momentum and 12-month risk adjusted price momentum. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. In constructing the U.S. Large Cap Underlying Index, each security in the Russell 1000® Index with a weight of 1% or greater is selected for inclusion. The aggregate weight of these securities in the U.S. Large Cap Underlying Index will represent the same total weight as the sum of their benchmark weights. The remaining constituents of the Russell 1000® Index (i.e., securities with a weight of less than 1% of the benchmark) are assigned a composite factor score and the top 20% of such securities with the highest factor scores are also selected for inclusion. The final weighting of all securities selected for inclusion in the U.S. Large Cap Underlying Index is determined based upon their benchmark weight multiplied by their composite factor score, subject to preestablished minimum and maximum weight constraints.

At the time of each quarterly reconstitution of the U.S. Large Cap Underlying Index, the maximum and minimum weight of each security included in the U.S. Large Cap Underlying Index will be capped at a limit based on the weight of the particular security in the Russell 1000® Index. The U.S. Large Cap Underlying Index is also constrained in its construction to limit turnover of constituent securities at each quarterly reconstitution. As of May 31, 2022, the U.S. Large Cap Underlying Index was comprised of 215 securities with capitalizations ranging from $1.4 billion to $2.4 trillion.

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the U.S. Large Cap Underlying Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the U.S. Large Cap Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the U.S. Large Cap Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the U.S. Large Cap Underlying Index. In these circumstances, the Fund may use a “representative sampling” strategy whereby the Fund would invest in what it believes to be a representative sample of the component securities of the U.S. Large Cap Underlying Index, but may not track the U.S. Large Cap Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire U.S. Large Cap Underlying Index. Under the representative sampling technique, the investment manager will select securities that collectively have an investment profile similar to that of the U.S. Large Cap Underlying Index, including securities that resemble those included in the U.S. Large Cap Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund’s portfolio is reconstituted quarterly following the quarterly reconstitution of the U.S. Large Cap Underlying Index.

The Fund may invest in equity futures (including equity index futures) and equity total return swaps to provide additional opportunities to add value and better track the performance of the Fund’s Underlying index, such as to equitize cash and accrued income, simulate investments in the Underlying Index, facilitate trading or minimize transaction costs.

The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the U.S. Large Cap Underlying Index is concentrated. As of May 31, 2022, the U.S. Large Cap Underlying Index was concentrated in the technology sector.

Principal Risks

You could lose money by investing in the Fund. Exchange-traded fund (ETF) shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), trading price, yield, total return and ability to meet its investment goal.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, volatility in consumer demand for certain products, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Investment Style Factors There can be no assurance that the multi-factor stock selection process of the U.S. Large Cap Underlying Index will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying security, interest rate or index, and such derivatives often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivatives at all. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that a derivative, which usually would operate as a hedge, provides no hedging benefits at all.

Calculation Methodology The U.S. Large Cap Underlying Index relies on various sources of information to assess the criteria of issuers included in the U.S. Large Cap Underlying Index (or the FTSE Russell index on which it is based), including information that may be based on assumptions and estimates. Neither the Fund nor the investment manager can offer assurances that the U.S. Large Cap Underlying

Index's calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Fund with the market exposure it seeks.

Index-Related There is no assurance that the U.S. Large Cap Underlying Index will be determined, composed or calculated accurately. While FTSE Russell provides descriptions of what the U.S. Large Cap Underlying Index is designed to achieve, FTSE Russell does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the U.S. Large Cap Underlying Index will be in line with the described index methodology. Errors in index data, index computations or the construction of the underlying index in accordance with its methodology (including as a result of outdated, unreliable or unavailable market information) may occur and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Gains, losses or costs to the Fund caused by errors in the U.S. Large Cap Underlying Index may therefore be borne by the Fund and its shareholders.

Non-Correlation There is no guarantee that the Fund will achieve a high degree of correlation to the U.S. Large Cap Underlying Index and therefore achieve its investment goal. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the U.S. Large Cap Underlying Index. In addition, the Fund’s NAV may deviate from the U.S. Large Cap Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the U.S. Large Cap Underlying Index for that security. To the extent that the investment manager uses a representative sampling strategy, the Fund may not track the return of the U.S. Large Cap Underlying Index as well as it would have if the Fund held all of the securities in the U.S. Large Cap Underlying Index.

Tracking Error Tracking error is the divergence of the Fund’s performance from that of the U.S. Large Cap Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the U.S. Large Cap Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the U.S. Large Cap Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the U.S. Large Cap Underlying Index does not.

Market Trading The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The investment manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.

Concentration To the extent the Fund concentrates in a specific industry, a group of industries, sector or type of investment, the Fund will carry much greater risks of adverse developments and price movements in such industries, sectors or investments than a fund that invests in a wider variety of industries, sectors or investments. There is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries or sectors.

The Fund may focus in the technology sector. The technology sector has historically been volatile due to the rapid pace of product change and development within the sector. Companies in the technology sector may be affected by worldwide technological developments, the success of their products and services (which may be outdated quickly), anticipated products or services that are delayed or cancelled, and investor perception of the company and/or its products or services. Technology companies may also be affected by legislation or changes in government regulation and policies.

Large Capitalization Companies Large capitalization companies may fall out of favor with investors based on market and economic conditions. Large capitalization companies may underperform relative to small and mid capitalization companies because they may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid Capitalization Companies Securities issued by mid capitalization companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Passive Investment Unlike many investment companies, the Fund is not actively managed and the investment manager does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the investment manager would not necessarily buy or sell a security unless that security is added or removed, respectively, from the U.S Large Cap Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Only an authorized participant (Authorized Participant) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Large Shareholder Certain shareholders, including other funds or accounts advised by the investment manager or an affiliate of the investment manager, may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the investment manager or an affiliate of the investment manager, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Cybersecurity Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the investment manager, authorized participants, or index providers (as applicable) and listing exchanges, and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or investment manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager and their service providers are subject to the risk of cyber incidents occurring from time to time.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance and the Fund's underlying index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Annual Total Returns

Best Quarter:	2020, Q2	16.80%
Worst Quarter:	2020, Q1	-20.81%

As of June 30, 2022, the Fund’s year-to-date return was -17.04%.

Average Annual Total Returns

For periods ended December 31, 2021

	1 Year	Since Inception
Franklin U.S. Large Cap Multifactor Index ETF
Return before taxes	26.69%	16.26%	[1]
Return after taxes on distributions	26.11%	15.53%	[1]
Return after taxes on distributions and sale of Fund shares	16.16%	12.78%	[1]
Russell 1000® Index (index reflects no deduction for fees, expenses or taxes)	26.45%	18.00%	[1]
LibertyQ U.S. Large Cap Equity Index (index reflects no deduction for fees, expenses or taxes)	26.89%	16.49%	[1]

1.	Since inception April 26, 2017.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

Franklin Advisory Services, LLC (Advisory Services)

Portfolio Managers

Dina Ting, CFA

Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (2017).

Hailey Harris

Vice President of Advisory Services and portfolio manager of the Fund since 2019.

Joe Diederich

Vice President of Advisory Services and portfolio manager of the Fund since August 2022.

Basit Amin, CFA

Vice President of Advisory Services and portfolio manager of the Fund since August 2022.

Purchase and Sale of Fund Shares

The Fund is an ETF. Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to Authorized Participants who have entered into agreements with the Fund’s distributor, Franklin Distributors, LLC. The Fund will generally issue or redeem Creation Units in exchange for a basket of securities (and an amount of cash) that the Fund specifies each day.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://www.franklintempleton.com/investor/investments-and-solutions/investment-options/etfs/.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the investment manager or other related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Franklin Distributors, LLC One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin U.S. Large Cap Multifactor Index ETF

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